UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 13, 2006

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On November 15, 2006, Tetra Tech, Inc. (the “Registrant”) reported its results of operations for its fourth quarter and fiscal year ended October 1, 2006.  A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

(e)           On November 13, 2006, the Board of Directors of the Registrant approved, in accordance with the recommendation of the Compensation Committee, amendments to the Registrant’s Executive Compensation Policy (the “Policy”).  The Policy applies to all executive officers.  The principal components of compensation are base salary, annual performance bonuses and long-term incentive compensation.

Base salaries are reviewed on an annual basis to ensure internal equity and external competitiveness.  Annual performance bonuses provide an incentive and a financial reward to those who contribute most to the Registrant’s operating results and growth.  Each year the Company identifies a target amount of incentive compensation for each executive officer, expressed as a percentage of base salary.  Bonuses are paid based upon meeting pre-determined performance criteria in the categories of overall corporate performance and individual contribution.  Long-term incentive awards are designed to encourage the achievement of long-term sustained growth of stockholder value.  These awards are generally provided in the form of equity compensation; however, the Board of Directors has the right to utilize deferred cash incentives if beneficial to the interests of the Company and its stockholders.  Long-term incentive awards may have certain restrictions, such as mandatory vesting periods, which encourage executive officers to continue in the Registrant’s employ and thereby act as a retention incentive.

A copy of the Policy, as amended, is filed with this Current Report as Exhibit 10.1 and is hereby incorporated by reference herein.  The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

10.1         Executive Compensation Policy.*

99.1                           Press Release, dated November 15, 2006, reporting the results of operations for the Registrant’s fourth quarter and fiscal year ended October 1, 2006.

*Compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.
Date:	November 15, 2006	By:	/s/ Dan L. Batrack
Dan L. Batrack Chief Executive Officer